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                                         -6-


                                      EXHIBIT 99


        Trustee's Remittance Report in  respect of the August Remittance Date.














                     [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]


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                  FIRST BANK NATIONAL ASSOCIATION
                            AS TRUSTEE

                       REMITTANCE REPORT FOR

EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1996-4


                   FROM        Oct. 15, 1997

                   TO          Nov. 15, 1997

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
                                                                        TOTAL
                                                                        -----
(i)       AVAILABLE PAYMENT AMOUNT                                   17,796,985.09
               Portions subject to bankrupty                                  0.00

(ii)      CLASS A-1 PRINCIPAL BALANCE (Beginning)                             0.00
          CLASS A-2 PRINCIPAL BALANCE (Beginning)                    92,566,116.20
          CLASS A-3 PRINCIPAL BALANCE (Beginning)                   103,690,000.00
          CLASS A-4 PRINCIPAL BALANCE (Beginning)                    92,740,000.00
          CLASS A-5 PRINCIPAL BALANCE (Beginning)                    32,150,000.00
          CLASS A-5 PRINCIPAL BALANCE (Beginning)                    60,110,000.00
          CLASS A-7 PRINCIPAL BALANCE (Beginning)                    36,580,000.00
          CLASS A-8 PRINCIPAL BALANCE (Beginning)                    20,460,000.00
          CLASS A-9 PRINCIPAL BALANCE (Beginning)                    59,000,000.00

          POOL PRINCIPAL BALANCE (Beginning)                        497,296,116.20

(iii)     MORTGAGES:
          NUMBER OF PRINCIPAL PREPAYMENTS                                      334
          PRINCIPAL BALANCE OF MORTGAGES PREPAYING                    1,409,510.63

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(iv)      AMOUNT OF CURTAILMENTS RECEIVED                                29,230.72

(v)       AGGREGATE AMOUNT OF PRINCIPAL PORTION OF
          MONTHLY PAYMENTS RECEIVED                                  13,448,520.06

(vi)      INTEREST RECEIVED ON MORTGAGES                              4,410,480.30

(vii)     AGGREGATE ADVANCES                                          3,395,393.65

(viii) a. DELINQUENCY INFORMATION (INCLUDES BANKRUPTCY & FORECLOSURES & REO):
           MORTGAGE DELINQUENCIES 30-59 DAYS:
            NUMBER                                                             266
            PRINCIPAL BALANCE                                        12,208,355.30
            % OF PRINCIPAL                                                2.530000%

          MORTGAGE DELINQUENCIES 60-90 DAYS:
           NUMBER                                                               83
           PRINCIPAL BALANCE                                          3,372,207.64
           % OF PRINCIPAL                                                 0.700000%

          MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
           NUMBER                                                              378
           PRINCIPAL BALANCE                                         17,982,894.90
           % OF PRINCIPAL                                                 3.730000%

       b. MORTGAGES IN BANKRUPTCY (TOTAL)
           NUMBER                                                              160
           PRINCIPAL BALANCE                                          7,222,943.95
           % OF PRINCIPAL                                                 1.500000%

          BANKRUPTCY MORTGAGE DELINQUENCIES (included in (viii) a. above):
           BANKRUPTCY MORTGAGE DELINQUENCIES 30-59 DAYS:
            NUMBER                                                              13
            PRINCIPAL BALANCE                                           453,508.32
            % OF PRINCIPAL                                                    0.09%

          BANKRUPTCY MORTGAGE DELINQUENCIES 60-90 DAYS:

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           NUMBER                                                               16
           PRINCIPAL BALANCE                                            626,889.52
           % OF PRINCIPAL                                                     0.13%

          BANKRUPTCY MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
           NUMBER                                                               74
           PRINCIPAL BALANCE                                          3,432,474.81
           % OF PRINCIPAL                                                     0.71%

       c. MORTGAGES IN FORECLOSURE (TOTAL):
           NUMBER                                                              122
           PRINCIPAL BALANCE                                          6,329,120.70
           % OF PRINCIPAL                                                 1.310000%

          FORECLOSURE MORTGAGE DELINQUENCIES (included in (viii) a. above):
           FORECLOSURE MORTGAGE DELINQUENCIES 30-59 DAYS:
            NUMBER                                                               1
            PRINCIPAL BALANCE                                            32,916.47
            % OF PRINCIPAL                                                    0.01%

          FORECLOSURE MORTGAGE DELINQUENCIES 60-90 DAYS:
           NUMBER                                                                0
           PRINCIPAL BALANCE                                                  0.00
           % OF PRINCIPAL                                                     0.00%

          FORECLOSURE MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
           NUMBER                                                              118
           PRINCIPAL BALANCE                                          6,181,924.25
           % OF PRINCIPAL                                                     1.28%

       d. MORTGAGES IN REO (TOTAL-included in 90 days or more in (viii)a. above):
           NUMBER                                                                5
           PRINCIPAL BALANCE                                            211,297.76
           % OF PRINCIPAL                                                     0.04%

       e. MORTGAGE LOAN LOSSES                                           90,430.19

(ix)      ENDING CLASS A-1 PRINCIPAL BALANCE                                  0.00

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          ENDING CLASS A-2 PRINCIPAL BALANCE                         77,480,472.66
          ENDING CLASS A-3 PRINCIPAL BALANCE                        103,690,000.00
          ENDING CLASS A-4 PRINCIPAL BALANCE                         92,740,000.00
          ENDING CLASS A-5 PRINCIPAL BALANCE                         32,150,000.00
          ENDING CLASS A-6 PRINCIPAL BALANCE                         60,110,000.00
          ENDING CLASS A-7 PRINCIPAL BALANCE                         36,580,000.00
          ENDING CLASS A-8 PRINCIPAL BALANCE                         20,460,000.00
          ENDING CLASS A-9 PRINCIPAL BALANCE                         59,000,000.00


(x)       WEIGHTED AVERAGE MATURITY OF MORTGAGE LOANS                 162.88544447
          WEIGHTED AVERAGE MORTGAGE INTEREST RATE                      10.78238398%


(xi)      SERVICING FEES PAID                                           245,367.66
          SERVICING FEES ACCRUED                                        242,762.63

(xii)     SECTION 5.04 SERVICER PAYMENTS OR REIMBSMTS.                   52,812.99

(xiii)    POOL PRINCIPAL BALANCE (ENDING)                           482,210,472.66


(xiv)     RESERVED

(xv)      REIMBURSABLE AMOUNTS:
           TO SERVICER                                                   42,951.19
           TO REPRESENTATIVE                                                  0.00
           TO DEPOSITORS                                                      0.00

(xvi)     NUMBER OF MORTGAGES OUTSTANDING (BEGINNING)                       11,471
          NUMBER OF MORTGAGES OUTSTANDING (END)                             11,137

(xvii)    AGGREGATE INTEREST ACCRUED ON THE MORTGAGE LOANS            4,364,924.08

(xviii)   PRINCIPAL BALANCE OF MORTGAGE LOANS WITH
          MORTGAGE INTEREST RATES LESS THAN 8.11%                       355,675.73
          MORTGAGE INTEREST RATES  LESS THAN 8.01%                      232,517.38

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(xix)     SUBORDINATED AMOUNT (REMAINING)                            67,791,617.84
          SPREAD ACCOUNT BALANCE( AFTER DISTRIBUTIONS)               17,047,453.15
          EXCESS SPREAD                                               1,363,340.90
          CUMMULATIVE EXCESS SPREAD ACCOUNT RECEIPTS                    530,402.16

(xx)      AGGREGATE MORTGAGE LOAN LOSSES                               530,402.16
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